UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020
CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-54970	90-0885534
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On December 16, 2020, Corporate Property Associates 18 – Global Incorporated (the “Company”), as guarantor, and its operating partnership, CPA:18 Limited Partnership (the “Operating Partnership”), as borrower, entered into amendments to the Loan Agreement and Payment Guaranty (collectively, the “Loan Documents”), dated as of July 16, 2020, with the parent of its advisor, W. P. Carey Inc. (“WPC”) as lender. The Loan Documents provide the Operating Partnership with a $50.0 million unsecured revolving line of credit at an interest rate equal to the London Interbank Offered Rate plus 1.05% (the “WPC Line of Credit”). The WPC Line of Credit is currently scheduled to mature on March 31, 2022 and is intended to be used for the working capital needs of the Operating Partnership and its subsidiaries.

The foregoing description of the Loan Documents is not complete and is qualified in its entirety by reference to the First Amendment to Loan Agreement and the First Amendment to Payment Guaranty, copies of which are filed as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Item 8.01 — Other Events.

As an update to previous disclosure, the Company’s principal executive office for the transaction of business and the location of its books and records will be located at One Manhattan West, 395 9th Avenue, 58th Floor, New York, NY 10001. The effective date remains January 1, 2021.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	First Amendment to Loan Agreement, dated as of December 16, 2020, between CPA:18 Limited Partnership, as Borrower, and W. P. Carey Inc., as Lender.
10.2	First Amendment to Payment Guaranty, made as of December 16, 2020, by Corporate Property Associates 18 – Global Incorporated, as Guarantor, in favor of W. P. Carey Inc., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Corporate Property Associates 18 – Global Incorporated

Date:	December 22, 2020	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer

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